American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
Core Equity Plus Fund ■ Disciplined Growth Fund
Disciplined Growth Plus Fund ■ Equity Growth Fund
Global Gold Fund ■ NT Core Equity Plus Fund
NT Disciplined Growth Fund ■ NT Equity Growth Fund
Strategic Inflation Opportunities Fund ■ Utilities Fund

Supplement dated April 1, 2016 ■ Summary Prospectuses and Prospectuses dated November 1, 2015 (Summary Prospectus for Disciplined Growth was revised November 9, 2015)

William Martin, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire from American Century Investments. As a result, he will no longer serve as a portfolio manager of the funds listed above as of May 18, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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